UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2017

GARMATEX HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-196921	36-4752858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7458 Allison Place, Chilliwack, British Columbia, Canada  V4Z 1J7
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 778.823.3104

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective February 27, 2017, Keith Gracey resigned as the secretary of our company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMATEX HOLDINGS LTD.

By:

/s/ Devon Loosdrecht
 Devon Loosdrecht
President, Chief Executive Officer,
 Chief Financial Officer, Treasurer and Director

Date: March 3, 2017

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